JPMorgan Funds - Pacholder High Yield Fund, Inc.
Rule 10f-3 Transactions
For the period from July 1, 2011 to December 31, 2011

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund Pacholder High Yield Fund
Trade Date 7/12/2011
Issuer Dynacast International LLC and Dynacast Finance Inc. (DYNCST 9.25% July 15, 2019 144A)
Cusip 26779YAA
Bonds 100,000
Offering Price $100.000
Spread 2.75%
Cost $100,000
Dealer Executing Trade Macquarie Capital
% of Offering  purchased by firm 1.21%
Syndicate Members JPMorgan, Macquarie Securities USA, Inc.
Fund Pacholder High Yield Fund
Trade Date 7/20/2011
Issuer SunCoke Energy Inc. (SXC 7.625% August 1, 2019 144A)
Cusip 86722AAA
Bonds 35,000
Offering Price $100.000
Spread 2.00%
Cost $35,000
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.18%
Syndicate Members Barclays Capital, Citigroup Global Markets, Credit Suisse, JPMorgan, RBS Securities, Bank America Merrill Lynch, BNY Mellon, KeyBanc Capital Markets, US Bancorp, Wells Fargo, Williams Capital Group
Fund Pacholder High Yield Fund
Trade Date 7/26/2011
Issuer HCA Inc. (HCA 7.50% February 15, 2022)
Cusip 404121AD
Bonds 500,000
Offering Price $100.000
Spread 1.13%
Cost $500,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.71%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Merrill Lynch Pierce Fenner & Smith, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/8/2011
Issuer Calumet Specialty Products Partners, L.P. and Calumet Finance Corp. (CLMT 9.375% May 1, 2019 144A)
Cusip 131477AF
Bonds 125,000
Offering Price $93.000
Spread 2.50%
Cost $116,250
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 6.26%
Syndicate Members Braclays Capital, JPMorgan, BankAmerica Merrill Lynch, Deutsche Bank, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/20/2011
Issuer Bill Barrett Corporation (BBG 7.625% October 1, 2019)
Cusip 06846NAC
Bonds 130,000
Offering Price $100.000
Spread 1.75%
Cost $130,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.74%
Syndicate Members Deutsche Bank, JPMorgan, Bank America Merrill Lynch, Wells Fargo, Banco Bilbao Vizcaya Argentaria, Barclays Capital, BMO Capital, BNP Paribas, BOSC Inc, Comerica Securities, Credit Suisse, Goldman Sachs, Howard Weil, Lloyds Securities, Mitsubishi UFJ Securities, Scotia Capital, SunTrust Robinson Humphreys, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 9/20/2011
Issuer Iron Mountain Incorporated (IRM 7.75% October 1, 2019)
Cusip 46284PAN
Bonds 100,000
Offering Price $100.000
Spread 1.50%
Cost $100,000
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.98%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, HSBC Securities, JPMorgan, Morgan Stanley, RBS Securities, Scotia Capital, Credit Agricole, PNC Capital, TD Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 9/26/2011
Issuer Dolphin Subsidiary II, Inc. (AES 6.50% October 15, 2016 144A)
Cusip 256882AA
Bonds 110,000
Offering Price $100.000
Spread 1.25%
Cost $110,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.52%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, Morgan Stanley, BNP Paribas, Credit Agricole, Mitsubishi UFJ Securities, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 9/26/2011
Issuer Dolphin Subsidiary II, Inc. (AES 7.25% October 15, 2021 144A)
Cusip 256882AC
Bonds 100,000
Offering Price $100.000
Spread 1.25%
Cost $100,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.70%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, JPMorgan, Morgan Stanley, BNP Paribas, Credit Agricole, Mitsubishi UFJ Securities, Scotia Capital
Fund Pacholder High Yield Fund
Trade Date 10/25/2011
Issuer MarkWest Energy Partners, L.P. & MarkWest Energy Finance Corporation (MWE 6.25% June 15, 2022)
Cusip 570506AP
Bonds 210,000
Offering Price $100.000
Spread 1.50%
Cost $210,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.13%
Syndicate Members Barclays Capital, BNP Paribas, JPMorgan, SunTrust Robinson Humphrey, US Bancorp, Capital One Southcoast, Comerica Securities, Natixis Securities, SMBC Nikko Capital
Fund Pacholder High Yield Fund
Trade Date 11/3/2011
Issuer SM Energy Co. (SM 6.50% November 15, 2021 144A)
Cusip 78454LAC
Bonds 400,000
Offering Price $100.000
Spread 1.75%
Cost $400,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 5.81%
Syndicate Members Bank America Merrill Lynch, JPMorgan, Wells Fargo, Barclays Capital, BBVA Securities, Comerica Securities, RBC Capital, BOSC Inc, Capital One Southcoast, Deutsche Bank, Goldman Sachs, Howard Weil, KeyBanc Capital, Lloyds Securities, Scotia Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/3/2011
Issuer Sally Beauty Holdings Inc. (SBH 6.875% November 15, 2019 144A)
Cusip 79546VAG
Bonds 120,000
Offering Price $100.000
Spread 1.50%
Cost $120,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.05%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 11/4/2011
Issuer LyondellBasell Industries N.V. (LYO 6.00% November 15, 2021 144A)
Cusip 552081AC
Bonds 335,000
Offering Price $100.000
Spread 1.50%
Cost $335,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 4.80%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Credit Suisse, Deutsche Bank, JPMorgan, UBS Securities, HSBC Securities, ING Financial Markets, Morgan Stanley, Scotia Cvapital, UniCredit Capital Markets
Fund Pacholder High Yield Fund
Trade Date 11/4/2011
Issuer Sprint Nextel Corporation (S 11.50% November 15, 2021 144A)
Cusip 852061AH
Bonds 110,000
Offering Price $100.000
Spread 1.88%
Cost $110,000
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 3.58%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Scotia Capital, Wells Fargo, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 11/4/2011
Issuer Sprint Nextel Corporation (S 9.00% November 15, 2018 144A)
Cusip 852061AK
Bonds 220,000
Offering Price $100.000
Spread 1.88%
Cost $220,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.90%
Syndicate Members Bank America Merrill Lynch, Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Scotia Capital, Wells Fargo, Williams Capital
Fund Pacholder High Yield Fund
Trade Date 11/7/2011
Issuer Windstream Corp. (WIN 7.50% June 1, 2022 144A)
Cusip 97381WAV
Bonds 70,000
Offering Price $100.000
Spread 1.75%
Cost $70,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.90%
Syndicate Members BNP Paribas, Citigroup Global Markets, JPMorgan, RBC Capital, RBS Securities, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 11/7/2011
Issuer WPX Energy Inc (WMB 5.25% January 15, 2017 144A)
Cusip 98212BAA
Bonds 185,000
Offering Price $100.000
Spread 1.25%
Cost $185,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.58%
Syndicate Members Barclays Capital, BNP Paribas, Citigroup Global markets, Credit Agricole, JPMorgan, Banco Bilbao Vizcaya Argentaria, Bank of Oklahoma, BOSC Inc, Compass Bank, DNB Nor Markets, Mitsubishi UFJ Securities, Mizuho Securities, Scotia Capital, RBS Securities, SMBC Nikko Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/7/2011
Issuer WPX Energy Inc (WMB 6.00% January 15, 2022 144A)
Cusip 98212BAB
Bonds 185,000
Offering Price $100.000
Spread 1.25%
Cost $185,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 3.76%
Syndicate Members Barclays Capital, Citigroup Global Markets, JPMorgan, Banco Bilbao Vizcaya Argentaria, BOSC Inc, DNB Nor Markets, Mitsubishi UFJ Securities, Mizuho Securities, Scotia Capital, RBS Securities, SMBC Nikko Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/8/2011
Issuer Health Management Associates (HMA 7.375% January 15, 2020 144A)
Cusip 421933AK
Bonds 150,000
Offering Price $100.000
Spread 2.00%
Cost $150,000
Dealer Executing Trade Deutsche Bank Securites
% of Offering  purchased by firm 4.16%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, JPMorgan, Morgan Stanley, RBS Securities, SunTrust Robinson Humphrey, Wells Fargo
Fund Pacholder High Yield Fund
Trade Date 11/8/2011
Issuer UPCB Finance V Limited (LBTYA 7.25% November 15, 2021 144A)
Cusip 90320TAA
Bonds 150,000
Offering Price $100.000
Spread 1.67%
Cost $150,000
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.07%
Syndicate Members Barclays Capital, Goldman Sachs, JPMorgan
Fund Pacholder High Yield Fund
Trade Date 11/14/2011
Issuer Host Hotels & Resorts LP (HST 6.00% October 1, 2021 144A)
Cusip 44107TAN
Bonds 40,000
Offering Price $100.000
Spread 1.38%
Cost $40,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.51%
Syndicate Members Goldman Sachs, JPMorgan, Bank America Merrill Lynch, Wells Fargo, BNY Mellon, Deutsche Bank, Scotia Capital, BancoBilbao Vizcaya Argentaria, Credit Agricole, Credit Suisse, Morgan Keegan, Morgan Stanley, PNC Capital, RBC Capital
Fund Pacholder High Yield Fund
Trade Date 11/15/2011
Issuer Swift Energy Company (SFY 7.875% March 1, 2022 144A)
Cusip 870738AH
Bonds 210,000
Offering Price $99.156
Spread 1.65%
Cost $208,228
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 8.93%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, RBC Capital, Wells Fargo, BNP Paribas, Lloyds Securities, BBVA Securities, Comerica Securities, Natixis, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 11/30/2011
Issuer CCO Holdings, LLC and CCO Holdings Capital Corp. (CHTR 7.375% June 1, 2020)
Cusip 1248EPAW
Bonds 35,000
Offering Price $100.000
Spread 1.30%
Cost $35,000
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.28%
Syndicate Members Citigroup Global Markets, Credit Suisse, Deutsche bank, Bank America Merrill Lynch, UBS Securities, Credit Agricole, Goldman Sachs, JPMorgan, Morgan Joseph Triartisan, Morgan Stanley, RBC Capital, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 12/5/2011
Issuer NII Capital Corp. (NIHD 7.625% April 1, 2021)
Cusip 67021BAE
Bonds 100,000
Offering Price $98.500
Spread 1.50%
Cost $98,500
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.18%
Syndicate Members Credit Suisse, Deutsche Bank, Goldman Sachs, JPMorgan, Citigroup Global Markets, HSBC Securities, Morgan Stanley
Fund Pacholder High Yield Fund
Trade Date 12/6/2011
Issuer Fidelity National Information Services, Inc (FIS 7.625% July 15, 2017 144A)
Cusip 31620MAE
Bonds 70,000
Offering Price $105.375
Spread 1.50%
Cost $73,763
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 5.95%
Syndicate Members Bank America Merrill Lynch, HSBC Bank PLC, JPMorgan, RBS Securities, SunTrust Robinson Humphrey, US Bancorp
Fund Pacholder High Yield Fund
Trade Date 12/19/2011
Issuer International Lease Finance Corporation (AIG 8.625% January 15, 2022)
Cusip 459745GK
Bonds 25,000
Offering Price $100.000
Spread 1.25%
Cost $25,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 5.08%
Syndicate Members Barclays Capital, Citigroup Global Markets, Deutsche Bank, Goldman Sachs, JPMorgan, Macquarie Capital, Bank America Merrill Lynch, Morgan Stanley, RBC Capital, UBS Securities